Exhibit 99.1

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Review of Business Strategy and Results

1st Quarter 2005

[LOGO]

www.FieldstoneInvestment.com

As of May 27, 2005

Disclaimer	[LOGO]

FORWARD-LOOKING STATEMENTS

This presentation may contain “forward-looking statements” within the meaning of the federal securities laws and, if so, are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Actual results and the timing of certain events may differ materially from those indicated by such forward-looking statements due to a variety of risks and uncertainties, many of which are beyond Fieldstone’s ability to control or predict, including but not limited to (i) Fieldstone’s ability to successfully implement its portfolio strategy; (ii) interest rate volatility and the level of interest rates generally; (iii) the sustainability of loan origination volumes; (iv) continued availability of credit facilities for the origination of mortgage loans; (v) the ability to sell or securitize mortgage loans; (vi) deterioration in the credit quality of Fieldstone’s loan portfolio; (vii) the nature and amount of competition; (viii) the impact of changes to the fair value of our interest rate swaps on our net income, which will vary based upon changes in interest rates and could cause net income to vary significantly from quarter to quarter; and (ix) other risks and uncertainties outlined in Fieldstone Investment Corporation’s annual report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on March 25, 2005, and other documents filed by Fieldstone from time to time with the SEC. Neither Fieldstone nor any of its affiliates undertakes any obligations to revise publicly any forward-looking statements to reflect subsequent events or circumstances.

REGULATION G DISCLOSURES

Information on core net income, core net income before taxes, core earnings per share (diluted), core net interest income after provision, core book value per share, pre-tax margin on non-conforming loans sold, REIT taxable income and REIT taxable income per share appearing elsewhere in this presentation may fall under the SEC’s definition of “non-GAAP financial measures.” Management believes the core financial measures are useful because they include the current period effects of Fieldstone’s economic hedging program but exclude the non-cash mark to market derivative value changes.  The portion of the non-cash mark to market amounts excluded from the core financial measures that ultimately will be a component of future core financial measures depends on the level of actual interest rates in the future.  Management believes the presentation of pre-tax margin on non-conforming loans sold provides useful information to the investors because it discloses the total economic contribution to the company from the sale of non-conforming loans.  Management believes the presentation of REIT taxable income and REIT taxable income per share provides useful information to investors regarding the annual distribution to our investors. As required by Regulation G, a reconciliation of each of these core financial measures to the most directly comparable measure under generally accepted accounting principles (GAAP) is available on Fieldstone’s website at www.FieldstoneInvestment.com.

Corporate Structure and Strategy

Fieldstone Investment Corporation

Mortgage REIT on NASDAQ: FICC

$569 million shareholders’ equity

$5.1 Billion Portfolio of loans originated by Fieldstone, financed with $4.4 Billion of MBS

100% ownership

Fieldstone Mortgage Company

Taxable REIT Subsidiary

Established in 1995

Non-Conforming Division	Conforming Division

• Originated $6.2 billion in 2004	• Originated $1.3 billion in 2004
• Originated $1.1 billion in 1Q of 2005	• Originated $352 million in 1Q of 2005
• Average FICO 652 over-all	• Mix of wholesale (78%) and retail (22%) orig’s
• Mix of wholesale (88%) and retail (12%) orig’s	• All loans sold for cash gains on sale
• 2/3 funded by REIT for investment portfolio
• Sell non-portfolio loans for cash gains on sale
• Interim Servicing and initial loan set up

Fieldstone’s Investment Proposition

•                       REIT / TRS business model for stable income over time:

•                       Investment Portfolio already $4.5 B*, target $7.0 B in ‘06, 13:1 leverage

•                       TRS with national franchise, originating > $6.0 B N-C loans / year

•                       Retain cash gains from TRS sales of excess loan originations

•                       Experienced Portfolio Management:

•                       Manage liquidity, interest rate, yield curve and prepayment risk

•                  Cash flow immediately from limited leverage and no NIM sales

•                  ARM loans primarily, hedge 2/28’s with swaps

•                  Issue MBS for life-of-loan match funding, current cash flow

•                       Retain own loans for high quality and low basis in portfolio

•                       CEO first managed REIT mortgage portfolio in 1988

•                       Market Opportunity:

•                       Borrowers transition to N-C / Alt-A as debt ratios rise

•                       N-C lending based on RE values, not falling int. rates

•                  Fieldstone focuses on growing owner-occupied purchase sector

•                       Residential real estate values will continue to increase over time:

•                  RE prices supported by strong demand, limited supply

•                  Fieldstone’s average properties are ~ $240,000, $356,000 in CA

*Reflects May 2005 whole loan sale

National Non-Conforming Originations

[GRAPHIC]

Fieldstone Portfolio as of March 31, 2005

Collateral Characteristics

Average Credit Score	651
Hybrid ARMs	99.4%
Average Current Coupon	6.9%
Average Gross Margin	5.7%
Prepayment Fee Coverage	86.8%
Full Income Documentation	46.3%
Interest Only Loans (5 yr IO)	61.3%
Purchase Transactions	59.6%
Primary Residences	93.4%
Weighted Average LTV	82.1%
• LTV>90%	3.3%
• Weighted Average CLTV	92.5%
State Concentration-California	45.8%

Average Loan Size	$193,874
• Avg. Property Value	$240,142
• Avg. Property Value-CA	$356,470

Investment Portfolio Growth ($ millions)

[CHART]

Credit Score Distribution

[CHART]

Fieldstone’s Financial Highlights

Core Earnings (thousands, except per share data)

	4Q 2004	1Q 2005

Net int income after provision	$44,362	$43,693
Net cash settlements	(3,459)	(286)
Core net int income after provision	40,903	43,407

Other income (excludes MTM)	816	393
Gain on sale	10,791	9,669
Total revenue	52,510	53,469
SG&A	34,557	32,934
Core net income before taxes	17,953	20,535
Tax benefit	572	941
Core net income	$18,525	$21,476

Core EPS (diluted)	$0.37	$0.44

MTM swaps & caps	16,736	20,628
GAAP net income	$35,261	$42,104

GAAP EPS (diluted)	$0.72	$0.87

Book value per share	$10.77	$11.64
Core book value per share	$10.42	$10.87

Investment Portfolio ($ millions)

[CHART]

GAAP Revenue Components ($ thousands)

[CHART]

Fieldstone’s REIT Dividends

•                  Fieldstone intends to pay to its shareholders all its REIT taxable income

Fieldstone’s Dividend History

Quarter	Portfolio	Record Date	Dividend / Share
1Q	$2.1 billion	5-14-2004	$0.07
2Q	$3.2 billion	8-13-2004	$0.24
3Q	$4.1 billion	11-12-2004	$0.34
4Q	$4.8 billion	12-30-2004	$0.44
Total 2004			$1.09
1Q 2005	$5.1 billion	4-20-2005	$0.47

•                  Dividend guidance for 2005 of between $1.98 and $2.04 per share

•                  Distribute initially approximately 85% of the year’s taxable income

•   Distribute the remaining balance of taxable income in the next year

•   carried approximately $0.20 to $0.22 into 2005

•   expect to carry approximately $0.33 to $0.37 into 2006

Fieldstone’s REIT Taxable Income

•                  Fieldstone’s 2004 REIT taxable income was approximately $63 MM, which differs from GAAP net income:

2004
GAAP Net Income	$69.5

• GAAP provision for loan losses in excess of charge-offs are not deductible for tax accounting	21.1

• Origination expenses recognized for GAAP are deferred for tax accounting	9.9

• Non-cash mark to market of swaps and cap are recognized for GAAP but not for tax accounting	(22.1)

• TRS pre-tax net income is not included in REIT income	(10.1)

(4.9)
• Other GAAP and tax differences
REIT Taxable Income	$63.4

•                  Impact greatest as REIT investment portfolio is built, before losses occur

•                  After tax income of the TRS is retained until a dividend of TRS income is paid to the REIT, and then it is distributed to REIT shareholders

Life of Pool ARM Portfolio: Positive All-In Returns

Components of Net Income

[CHART]

ROA Analysis: 1Q 2005 Portfolio

Existing Portfolio
1Q 2005-Annualized
Avg. Balance of Portfolio	$4.84 billion

Interest Income:
Weighted Average Coupon	6.68%
ARM Margin Reset
Prepayment Fee Income	0.56%
Deferred Origination Cost Amor.	(0.45)%
Total Interest Income (a)	6.79%

Funding Costs as % of Principal Balance:
30 day Libor & SWAP Net Cash Settlement	2.68%
Bond spread over LIBOR	0.40%
Deferred Issuance Cost Amor.	0.20%
Total Core Funding Costs (b)	3.28%

Net Interest Margin pre Loss Prov. (a-b)	3.51%
Loan Loss Provision	(0.37)%
Net Interest Margin net of Loss Prov.	3.14%

Servicing Costs	(0.23)%
Annualized Cost to Produce Amort.	(1.40)%
Total Costs	(1.63)%
ROA estimate	1.51%

Non-Conforming Hybrid ARM Mortgage - Initial Gross Interest Margin (prior to ARM re-set)

2 Year Hybrid Gross Interest Margin at the Start Rate

[CHART]

•             Initial Coupon on 2 year hybrid ARM mortgages will re-set after 24 months.

•             Interest rate will reset to a “margin” of 5% to 6% over 6 month LIBOR.

•             “Periodic cap” of 3% on the initial rate reset, 1% each reset every six months and 6% life cap.

• Source: Bloomberg

ROA Life of Pool Analysis: Forward Libor Curve

Multistage ROA / Forward LIBOR	1 Month LIBOR - Forward Curve as of 2/25/05		Origination Expn	2.63%
Series 2005-1	6 Month LIBOR - Forward Curve as of 2/25/05		Life of Pool Los	3.00%
As of Deal Pricing	Lehman Cashflows		ARM Margin	5.78%
	120% PPC to Maturity: WAL=	2.22	Moody’s Loss Curve

Year	Origination	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Wtd Avg

Average Balance	1,000,000,000	885,782,125	582,390,264	284,070,967	163,026,540	94,258,572	54,238,630	31,073,549

Factor		88.58%	58.24%	28.41%	16.30%	9.43%	5.42%	3.11%

WAC (Averaged over each Year)	6.96%	6.96%	7.01%	9.57%	10.14%	10.33%	10.47%	10.61%	7.87%
Prepayment Fee Income		0.59%	1.07%	0.18%	0.00%	0.00%	0.00%	0.00%	0.57%
Deferred Origination Cost Amor. (GAAP)		(0.45)%	(0.45)%	(0.45)%	(0.45)%	(0.45)%	(0.45)%	(0.45)%	(0.45)%
Total Interest Income		7.10%	7.63%	9.30%	9.69%	9.88%	10.02%	10.16%	7.99%

Funding Costs as % of Principal Balance:
1-month LIBOR		3.54%	4.24%	4.22%	4.48%	4.60%	4.77%	4.92%
Net Cash Settlements - Swaps/Caps		(0.22)%	(0.92)%	0.00%	0.00%	0.00%	0.00%	0.00%
Libor Based Financing Costs		3.32%	3.32%	4.22%	4.48%	4.60%	4.77%	4.92%	3.65%

Bond spread over LIBOR		0.34%	0.42%	0.63%	0.68%	0.59%	0.53%	0.45%	0.45%
Deferred Issuance Cost Amor. (GAAP)		0.18%	0.18%	0.18%	0.18%	0.18%	0.18%	0.18%	0.18%
Total Funding Costs		3.84%	3.92%	5.02%	5.34%	5.37%	5.48%	5.55%	4.28%

Net Interest Margin Pre Loss Provision		3.26%	3.71%	4.27%	4.35%	4.51%	4.55%	4.61%	3.71%

Loan Loss Provision (% of Current Pool)		(0.37)%	(1.03)%	(2.51)%	(3.93)%	(4.54)%	(2.63)%	0.00%	(1.36)%
Net Interest Margin Net of Loss Provision		2.89%	2.68%	1.77%	0.41%	(0.02)%	1.92%	4.61%	2.35%

Servicing Costs		(0.23)%	(0.23)%	(0.23)%	(0.23)%	(0.23)%	(0.23)%	(0.23)%	(0.23)%
Upfront Origination Costs not capitalized for GAAP		(1.63)%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	(0.69)%
Total Costs		(1.86)%	(0.23)%	(0.23)%	(0.23)%	(0.23)%	(0.23)%	(0.23)%	(0.92)%

ROA estimate		1.03%	2.45%	1.54%	0.18%	(0.25)%	1.69%	4.38%	1.43%
Leverage (Target)									13
ROE estimate									24.25%

Percentage of Normalized Pool		42.28%	27.80%	13.56%	7.78%	4.50%	2.59%	1.48%	100.00%

* Non-GAAP analysis of Hybrid ARM Pool returns over time *

ROA Analysis: Static ROA, and Life of Pool ROA

	Hypothetical ROA-Recent Securitization
	ROA-Static Analysis FMIT 2005-1	ROA-Life of Pool FMIT 2005-1
Avg. Balance of Portfolio	$7.0 Billion	$7.0 Billion

Interest Income:
Weighted Average Coupon	6.96%	6.96%
ARM Margin Reset	—	0.91%
Prepayment Fee Income	0.42%	0.57%
Deferred Origination Cost Amor.	(0.45)%	(0.45)%
Total Interest Income (a)	6.93%	7.99%

Funding Costs as % of Principal Balance:
30 day Libor & SWAP Net Cash Settlement	3.32%	3.65%
Bond spread over LIBOR	0.45%	0.45%
Deferred Issuance Cost Amor.	0.18%	0.18%
Total Core Funding Costs (b)	3.95%	4.28%

Net Interest Margin pre Loss Prov. (a-b)	2.98%	3.71%
Loan Loss Provision	(1.36)%	(1.36)%
Net Interest Margin net of Loss Prov.	1.62%	2.35%

Servicing Costs	(0.23)%	(0.23)%
Annualized Cost to Produce Amort.	(0.69)%	(0.69)%
Total Costs	(0.92)%	(0.92)%

ROA estimate	0.70%	1.43%

Hybrid Loans Funded with LIBOR Based Debt

Fieldstone Portfolio Hedging Program

[CHART]

Prepayment Summary

1-month CPRs for 2003 Vintage

[CHART]

1-month CPRs for 2004 Vintage

[CHART]

Non Conforming Loan Sale Economics

Percent of Principal Balance Sold:	2004	1Q 2005	May-05
Gross Premiums from Whole Loan Sales	3.06%	2.52%	3.50	%**
Hedging Gains (Losses)	(0.13)%	0.09%
Fees Collected net of Premiums Paid	0.12%	0.21%
Net Interest Margin*	0.57%	0.49%
Provision for Losses - Loans Sold	(0.37)%	(0.44)%
	3.25%	2.87%
Less:
Capitalized Origination Costs (FAS 91)	(0.76)%	(0.75)%
Other Origination Costs	(2.08)%	(2.37)%
	(2.84)%	(3.12)%

Pre-Tax Margin on NCF Loans Sold	0.41%	(0.25)%

(*)   Net interest margin is the net interest income on loans held for sale divided by loans sold.

(**) Reflects May 2005 $1 billion loan sale.

Market Conditions and Opportunity

•                              Non-conforming credit mortgage market is stable and growing

• Growing market as consumer debt and interest rates rise

• Prime borrowers “transition” with higher payments and debt ratios

• Originations based on real estate values not changes in interest rates

•                              Fixed Income market provides deep liquidity

• Wide demand for the asset class, supports whole loan sale prices

• Spreads of investment grade MBS are near historic tight margins

• If spreads widen, Fieldstone will benefit as an investor in its loans

•                              Residential Real Estate values have continued to increase

• Housing Market driven by increased demand, limited supply

• Purchase market growing: MBA estimate $1.5 T in 2006

•                              Positive total return opportunity in REIT investment portfolio

• Life-of-Pool returns on new ARM loans still attractive

• Forward rates, losses, prepayments and expenses modeled

• Ability to grow capital base and portfolio with TRS earnings

Fieldstone’s Origination Franchise

•                              Mortgage Loan Operations: driven by technology:

• On-Line loan pre-qual’s and submissions

• Electronic document delivery, funding and imaging

• New LOS to increase loans per person, lower orig. cost

•                              Established loan origination channels (in TRS):

• Focus on loan quality, customer service and operating efficiency

• Opportunistic product development

• Revenue-based commissions

• Quality-based incentives

• Cultivate a learning organization to enhance products, customer service and operating efficiencies

• Began loan originations in 1996

Quarterly Originations

[CHART]

Underwriting Philosophy

“Hardest place to deliver a bad loan”

• Rigorous appraisal review checklist:

•  AVM screening of all loans

•  Reviews:

•  Enhanced desk reviews

•  National firm field review or 2nd full appraisal

•  Chain of title on purchase

• Local underwriting to prevent fraud

•  SSN validation

•  IRS form 4506 on full doc

•  Proof of borrower identity

• Data Integrity from

•  Fieldscore on-line pre-qual

•  Loan origination system edits

• Borrower benefit analysis in writing on non-conforming refinances

• Quality Control Department tests monthly: 15% sample

• Investor and rating agency due diligence

• Production Manager compensation tied to loan performance

Credit Risk Management

Credit Score by Income Documentation Level
1Q 2005 Non-Conforming Originations

[CHART]

Credit Risk Management-Risk-Based Pricing

Portfolio Composition - Risk-Based Pricing

[CHART]

Weighted Average Coupon: 6.9%

Servicing Strategy

• Fieldstone performs key loan set-up and initial quality control functions on all loans

• Highly rated sub-servicer: Chase Home Finance, LLC

• Fitch:  RPS1- and RSS1- (primary subprime and special servicing, respectively)

• Moody’s:  SQ1 (subprime servicing)

• S&P: “STRONG” and on its select servicer list

• Wells Fargo Bank is engaged on securitizations as:

• Master Servicer

• Bond Administrative Agent

• Servicer Oversight

• Ultimately, Fieldstone will look to build or acquire a significant servicing capacity

• Will allow focus on special servicing, loss mitigation and product refinement

• Source of revenue, but will increase cost of servicing, at least temporarily

Loan Performance

FIC Static Pool Delinquency Analysis
60+ Days Delinquent (OTS Method)

[CHART]

Portfolio Delinquency and Reserves

Portfolio Delinquency

Delinquency Status	Dec-04	% of UPB	Mar-05	% of UPB
Current	$4,424,418	93.44%	$4,768,154	93.65%
30 Days	230,787	4.87%	218,712	4.30%
60 Days	38,713	0.82%	41,156	0.81%
90 + Days	15,487	0.33%	19,606	0.39%
In Process of Foreclosure	25,658	0.54%	43,702	0.85%
Total	$4,735,063	100.00%	$5,091,330	100.00%
Total Delinquent (% of UPB)	6.56%		6.35%
60 + Days Delinquent (% of UPB)	1.69%		2.05%

Portfolio Reserve For Losses

	YTD-2004	1Q 2005
Beginning Balance	$2,078	$22,648
Plus: Provision	21,556	4,494
Less: Chargeoffs	(986)	(763)
Ending Balance	$22,648	$26,379
Loss reserve / total delinquencies	7.29%	8.16%
Loss reserve / 60+ days delinquent	28.36%	25.25%
Loss reserve / total portfolio	0.48%	0.52%

Warehouse and Securitization Financing

•     Finance loans prior to securitization or sale with a diverse group of Wall Street and bank lenders with approximately $2.0 billion of committed lines

•     Use mortgage-backed securities (MBS) to finance REIT portfolio

•  Long-term financing for portfolio, no margin calls

•  Securitizations cash flow from month one

•  Not issuing “NIM” securities

•  Retain non-inv. grade bonds

•  Limited market risk of spread widening

•  Have achieved highly efficient weighted avg bond spread:

•  LIBOR + 35 bps on 2005-1 (to call)

[GRAPHIC]

Fieldstone’s Investment Proposition

•           REIT / TRS business model for stable income over time:

• REIT Portfolio already $4.5 B*, target $7.0 B in ‘06, 13:1 leverage

• TRS with national franchise, originating > $6.0 B N-C loans / year

• Portfolio net interest margin paid to shareholders on a pre-tax basis

• Retain cash gains from TRS sales of excess loan originations

•           Strategic Portfolio Management:

• Manage liquidity, interest rate, yield curve and prepayment risk

• Cash flow immediately from limited leverage, no NIM sales

• ARM loans primarily, hedge 2/28’s with swaps

• Issue MBS for life-of-loan match funding, current cash flow

• Retain in portfolio high FICO loans for quality, with a low basis

•           Experienced Management: experience through cycles:

• CEO first managed public REIT mortgage portfolio in 1988

• SVP / Portfolio Manager previously managed a $12 B fixed income portfolio, and began trading mortgages in 1991

• Chief Credit Officer has 25+ years as a non-conforming lender

*Reflects May 2005 whole loan sale

Review of Business Strategy and Results

1st Quarter 2005

[LOGO]

www.FieldstoneInvestment.com